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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 8, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-9)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-103335           33-0885129
           --------                  ----------           ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                      92868
------------------------                                      -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0600
                                                     --------------


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


                                       -2-

Item 5.  Other Events
         ------------

Description of the Mortgage Pool

         Ameriquest Mortgage Securities Inc. (the "Registrant") plans a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-9 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2003, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2003-9 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Series Term Sheets

         Greenwich Capital Markets, Inc. ("GCM"), Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Series Term Sheets", in written form, which Series Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Series Term Sheets have been provided by the Underwriters. The information in the Series Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Series Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Series Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                (a) Not applicable

                (b) Not applicable

                (c) Exhibits


         Exhibit No.                                        Description
         -----------                                        -----------
             99.1                   Series Term Sheets (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of Ameriquest
                                    Mortgage Securities Inc., Asset-Backed Pass-Through Certificates,
                                    Series 2003-9.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 8, 2003


                                        AMERIQUEST MORTGAGE SECURITIES INC.


                                        By: /s/ John P. Grazer
                                            -------------------------------
                                        Name:   John P. Grazer
                                        Title:  CFO

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.1           Series Term Sheets (as defined in Item 5) that have                            P
                       been provided by the Underwriters to certain
                       prospective purchasers of Ameriquest Mortgage
                       Securities Inc., Asset-Backed Pass-Through
                       Certificates, Series 2003-9.

                                  EXHIBIT 99.1

                                [FILED BY PAPER]